CVS/pharmacy
Walmart
Merrill Lynch
PETSMART

American Realty Capital Properties

Business Update Monday, March 2, 2015 | 8:30 a.m. ET Exhibit 99.3

www.arcpreit.com   |  NASDAQ: ARCP | © 2015 American Realty Capital Properties, Inc.
Forward-Looking Statements
BUSINESS UPDATE
www.arcpreit.com   |  NASDAQ: ARCP | © 2015 American Realty Capital Properties, Inc.
Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements”
(as defined in Section 21E of the Securities Exchange Act of 1934, as
amended), which reflect American Realty Capital Properties, Inc.’s
(“ARCP”, the “Company,” “us,” “our” and “we”) expectations regarding future events. The forward-looking statements involve a number of assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-
looking statements. Generally, the words “expects,” “anticipates,”
“targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,”
“estimates,” variations of such words and similar expressions identify forward-looking statements, and any statements regarding ARCP’s future financial condition, results of operations and business are also forward-
looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond ARCP’s control.
The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: ARCP’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts; the developments disclosed herein; negative reactions from ARCP’s creditors, stockholders, or business partners to the findings of the investigation by the Audit
Committee or the refiling of ARCP’s financial statements; the results of the reevaluation of ARCP’s internal control over financial reporting and disclosure controls and procedures and the timing and expense of the remediation of control deficiencies; the impact and outcome of litigation and regulatory investigations related to the matters disclosed in ARCP’s
Current Report on Form 8-K that was filed on October 29, 2014; ARCP’s ability to comply with the requirements of the NASDAQ Stock Market; the impact of ARCP’s debt documents on ARCP’s overall borrowing
flexibility; ARCP’s inability to reestablish the financial network which supports Cole Capital ® ; ARCP’s inability to regain the prior transaction and capital raising volume of Cole Capital prior to the filing of ARCP’s
Current Report on Form 8-K that was filed on October 29, 2014; ARCP’s inability to pay a dividend at the same rate and frequency as ARCP previously had paid; ARCP’s inability to regain its investment-grade credit rating; ARCP’s inability to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2014 timely in light of its obligations under its debt documents; the unpredictability of the business plans of
ARCP’s tenants; the inability to retain or hire key personnel; and
continuation or deterioration of current market conditions. Additional factors that may affect future results are contained in ARCP’s filings with the SEC, which are available at the SEC’s website at www.sec.gov.
The forward-looking statements contained herein reflect ARCP’s beliefs, assumptions and expectations regarding ARCP’s future performance, taking into account all information currently available to it. These beliefs, assumptions and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to ARCP. If a change occurs, ARCP’s business, financial condition, liquidity and results of operations may vary materially from those expressed in its forward-looking statements. ARCP disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law.

www.arcpreit.com   |  NASDAQ: ARCP | © 2015 American Realty Capital Properties, Inc.
Contents
Business Update 4
Third Quarter 2014 Results 15
ARCP Overview 20
Summary 29
About the Data 31
BUSINESS UPDATE

BUSINESS UPDATE Business Update

www.arcpreit.com   |  NASDAQ: ARCP | © 2015 American Realty Capital Properties, Inc.

ARCP is dedicated to providing regular updates on the development of its business
Expected Timetable of Key Events
BUSINESS UPDATE
ARCP Key Events Expected Completion
Restated and filed amendments to its 2013 Annual Report on Form 10-K and first and second quarter 2014 Quarterly Reports on Form 10-Q
Complete
Filed its third quarter 2014 Quarterly Report on Form 10-Q Complete
Company to report fourth quarter and full-year 2014 results (Form 10-K) and host investor  webcast
On or before March 31, 2015
Anticipate announcing a new CEO and non-executive Chairman In the near term
Company to report first quarter 2015 results (Form 10-Q) and host investor webcast, returning the Company to a normal financial reporting schedule
May 2015
As soon as practicable after the appointment of the new CEO and the development of a business plan,  Company to host an Investor Day at which it will present its updated vision and strategy of the new CEO and management team
Later in 2015

www.arcpreit.com   |  NASDAQ: ARCP | © 2015 American Realty Capital Properties, Inc.

Board and Management Actions
Since September 2014, when accounting concerns were first reported to the Audit Committee, the Board and management have been actively engaged in the following activities:
BUSINESS UPDATE
1) Includes fully vested shares, restricted stock awards, and performance stock units.
»
The Audit Committee conducted a thorough and independent
investigation of accounting concerns and other matters with the assistance of independent counsel and independent forensic
accountants (Weil, Gotshal & Manges LLP and Ernst & Young
LLP)
»
Conducted a comprehensive review and restatement of the
Company’s financial statements
»
Senior leadership team was changed as a result of the
resignations of the former Executive Chairman, CEO and
Director, President and COO, CFO and CAO; In connection with such resignations they collectively forfeited approximately 3.0 million shares¹
and 12.7 million LTIP units granted under the
2014 OPP (representing all LTIP units issued thereunder).
»
Ended all direct relationships with the former Executive
Chairman and have taken significant steps to unwind
relationships with entities in which the former Executive
Chairman maintains an executive or director-level role or is a significant stockholder
»
Realigned the Board’s committee chairmanships, committee
compositions and roles, and instituted a management transition plan by naming Bill Stanley interim Chairman and CEO
»
Conducting the search for a new Chief Executive Officer and
non-executive Chairman of the Board
»
Retained Morgan Stanley & Co. LLC to provide advice regarding capital and debt structure, business strategy, real estate assets and capital allocation
»
Concluded a review of the Company’s real estate portfolio to confirm ARCP’s property ownership status and that the
respective tenants occupying these properties are subject to valid leases
»
Obtained consents and waivers from the lenders under the
Company’s credit facility and an agreement with an ad hoc
group of senior noteholders for extensions and an agreement
not to issue a notice of default related to delivery of required financial statements and other financial deliverables
»
Completed an extensive investigation into the Company’s
business practices and policies
»
Evaluating and managing the legal landscape, including
government investigations and private civil actions
»
Reviewed and are taking steps to materially enhance the
Company’s corporate governance and financial controls as
outlined in Slide 11

www.arcpreit.com   |  NASDAQ: ARCP | © 2015 American Realty Capital Properties, Inc.

Background on the investigation
Audit Committee Investigation
BUSINESS UPDATE
The investigation did not identify any material changes relating to ARCP’s real estate ownership, rental revenue or fundamental business operations.
The investigation did not identify any changes to the financial statements or operations of the Cole Capital® sponsored non-traded REITs.
On October 29, 2014, the Company filed a Current Report on Form 8-K reporting that the Audit
Committee had concluded that the Company’s previously issued financial statements included in its
Annual Report on Form 10-K for the year ended December 31, 2013 and its Quarterly Reports on Form
10-Q for the quarters ended March 31, 2014 and June 30, 2014, as well as the Company’s earnings releases and other financial communications for these periods, could no longer be relied upon.
The Audit Committee, with assistance from independent counsel and independent forensic accountants, has conducted a thorough and independent investigation into concerns regarding certain accounting practices and other matters brought to its attention in September 2014.  The Audit Committee expanded the scope of the investigation beyond the initial concerns brought to its attention.
See restated and filed amendments to the Company’s 2013 Annual Report on Form 10-K and first and second quarter
2014 Quarterly Reports on Form 10-Q (collectively, “the Restated Financial Statements”) for additional information.

www.arcpreit.com   |  NASDAQ: ARCP | © 2015 American Realty Capital Properties, Inc.

ACTION: The Company is considering whether it has a right to seek recovery for any other such payments and, if so, its alternatives for seeking recovery.
»
Financial Statement and AFFO Errors – Net loss was understated for 2013 (including each quarter of 2013) and the second quarter of 2014. Net loss was overstated for the first quarter of 2014. AFFO was overstated for 2011, 2012, 2013 (including each fiscal quarter of
2013) and the first two quarters of 2014. See Financial Adjustment Summary on Page 10 and the
Restated Financial Statements for additional information.
Summary of key findings
Audit Committee Investigation
BUSINESS UPDATE
»
Related Party Transactions – The Audit Committee's investigation identified certain payments made by the Company to ARC Properties Advisors, LLC and certain of its affiliates that were not sufficiently documented or otherwise warrant scrutiny.  The Company has recovered consideration valued at approximately $8.5 million in respect of certain such payments that the Company concluded were inappropriate.  See the Restated Financial Statements for additional information.
ACTION: The Company has restated the previously issued 2012 and 2013 financial statements contained in its 2013 Annual Report on Form 10-K and the financial statements contained in its first and second quarter 2014 Quarterly Reports on Form 10-Q, and filed its Quarterly Report on Form 10-Q for the third quarter of 2014 (which includes restated third quarter 2013 financial statements). Additionally, ARC Properties Operating Partnership, L.P. (the “Operating
Partnership”) has restated its previously issued financial statements and filed its Quarterly
Report on Form 10-Q for the third quarter of 2014.

www.arcpreit.com   |  NASDAQ: ARCP | © 2015 American Realty Capital Properties, Inc.
ACTION: The Company has commenced the remediation of these material weaknesses under the oversight of the Audit Committee.
Summary of key findings
Audit Committee Investigation (cont.)
BUSINESS UPDATE
»
Equity Awards Made to Former Executives – The investigation found that equity awards made to two former executives in connection with the Company’s transition to self-management contained provisions that, as drafted, were more favorable to such executives than the Compensation
Committee of the Company’s Board of Directors had approved.
See the Restated Financial Statements for
additional information.
Internal Control Weaknesses – The investigation found material weaknesses in the Company’s internal controls over financial reporting and its disclosure controls and procedures.
See the
Restated Financial Statements for additional information.
ACTION: One former executive has relinquished all of his equity awards. The other former executive agreed with the Company that the terms of his awards should have been consistent with the Compensation Committee’s approval. This former executive has relinquished all of his equity awards other than 1,000,000 restricted shares, which were accelerated. These restricted shares are subject to clawback by the Company if, in any proceeding, after all appeals, he is found to have breached his fiduciary duty of loyalty or is found to have committed or admits fraud or misconduct in connection with his responsibilities as a director or officer of the Company.
»

www.arcpreit.com   |  NASDAQ: ARCP | © 2015 American Realty Capital Properties, Inc.

Financial Adjustment Summary
1,2
BUSINESS UPDATE
1) The selected financial statement amounts and per share amounts “As Previously Reported” and “As Restated” were derived from the Restated Financial Statements. 2) The restatement of the 2012 financial statements reduced Net Income by $284,000, and the correction of AFFO amounts in 2011 and 2012 reduced AFFO by $164,000 and $1.3 million, respectively, and are included within the Company’s 2013 Annual Report. 3) The amounts in this column reflect the recasting of the Company’s historical financial statements to present the effects of the Company’s acquisition of ARCT IV, an entity previously deemed to be under common control with the Company, as if it had been completed at the beginning of the period presented, as previously disclosed in the Company’s Current Report on Form 8-K, dated May 20, 2014. 4) The Company calculated its AFFO on a
Net Basis in 2013 and Q1 2014 and a Gross Basis in Q2 2014. As such, the effects of the restatements are shown as compared to the original method used. The Company has also shown the Restated AFFO for all periods using the Gross Method in its Restated Financial Statements.
($ in thousands, except per share data)
Year Ended December 31, 2013
Three Months Ended March 31, 2014
(Unaudited)
Three Months Ended June 30, 2014
(Unaudited)
As Previously
Reported³
As Restated
Change
Fav/(Unfav)
% Change
As Previously
Reported³
As Restated
Change
Fav/(Unfav)
%
Change
As Previously
Reported
As Restated
Change
Fav/(Unfav)
% Change
Selected Balance Sheet Amounts
Total assets $ 7,807,979 $7,809,083 $1,104 0.01% $20,480,300 $20,488,095 $7,795 0.04% $21,315,487 $21,310,496 $(4,991) -0.02%
Total liabilities 5,285,446 5,310,556 (25,110) -0.48% 10,950,414 10,974,377 (23,963) -0.22% 10,451,698 10,485,022 (33,324) -0.32%
Total equity 2,253,234 2,229,228 (24,006) -1.07% 9,260,587 9,244,419 (16,168) -0.17% 10,594,490 10,556,175 (38,315) -0.36%
Selected Statement of Operations Amounts
Total revenues 329,878 329,323 (555) -0.17% 320,614 321,154 540 0.17% 381,981 382,178 197 0.05%
Total operating expenses 640,704 665,228 (24,524) -3.83% 512,851 482,128 30,723 5.99% 355,573 353,284 2,289 0.64%
Other expenses, net (169,610) (171,876) (2,266) -1.34% (128,418) (144,866) (16,448) -12.81% (69,673) (85,492) (15,819) -22.70%
Net loss attributable to the Company (474,740) (491,499) (16,759) -3.53% (308,681) (291,444) 17,237 5.58% (40,328) (54,720) (14,392) -35.69%
Net loss attributable to stockholders per share diluted $(2.33) $(2.41) $(0.08) -3.43% $(0.61) $(0.58) $0.03 4.92% $(0.08) $(0.10) $(0.02) -25.00%
Selected Statement of Cash Flows Amounts
Net cash provided by (used in) operating activities 12,769 11,918 (851) -6.66% (106,126) (122,828) (16,702) -15.74% 139,911 154,021 14,110 10.08%
Net cash used in investing activities (4,542,759) (4,541,718) 1,041 0.02% (1,212,122) (1,174,407) 37,715 3.11% (734,300) (777,649) (43,349) -5.90%
Net cash provided by financing activities 4,290,140 4,289,950 (190) 0.00% 1,348,590 1,327,726 (20,864) -1.55% 705,012 735,941 30,929 4.39%
Net change in cash and cash equivalents (239,850) (239,850) - 0.00% 30,342 30,491 149 0.49% 110,623 112,313 1,690 1.53%
Funds From Operations and
Adjusted Funds From Operations Amounts
4
Net Method Net Method Gross Method
Funds from operations (263,382) (285,076) (21,694) -8.24% (183,791) (137,960) 45,831 24.94% 174,661 156,967 (17,694) -10.13%
Adjusted funds from operations 236,374 192,416 (43,958) -18.60% 147,389 108,892 (38,497) -26.12% 205,278 185,934 (19,344) -9.42%
AFFO per share $1.07 $0.87 (0.20) -18.69% $0.26 $0.19 $(0.07) -26.92% $0.24 $0.21 $(0.03) -12.50%

www.arcpreit.com   |  NASDAQ: ARCP | © 2015 American Realty Capital Properties, Inc.
»
Committed to establishing a culture of compliance, integrity and transparency by emphasizing an organizational structure with an inclusive management approach, a proper “tone at the top,”
checks and balances, and “speaking up” across the organization
»
Retained a premier international business advisory firm to work with management to improve internal controls, practices and procedures
»
Adopted a related party transaction policy to guide the review and approval of related party transactions, to be administered by the Nominating and Corporate Governance Committee
»
Establishing a chartered Disclosure Committee, composed of senior level attorneys, accounting personnel and executives, along with heads of other pertinent firm-wide disciplines, which will be required to approve periodic SEC filings, as applicable
»
Implementing new processes for authorization, documentation and accounting for equity-based compensation
»
Documented and began standardizing all critical accounting policies; completed preliminary design of and began documenting and standardizing the Company’s internal accounting close process
»
Enhancing information technology controls for access, authentication and the systems environment
The Board is committed to enhancing ARCP’s
Corporate Governance and Compliance practices
Corporate Governance and Compliance Practices
BUSINESS UPDATE
Enhancing governance and compliance policies to meet best-in-class standards

www.arcpreit.com   |  NASDAQ: ARCP | © 2015 American Realty Capital Properties, Inc.

Anticipate announcing a new CEO and non-executive Chairman in the near term
»
Under the leadership of interim Lead Independent Director Tom Andruskevich, the Board retained
Korn Ferry to identify highly respected CEO and non-executive Chairman candidates
»
In advanced discussions with candidates who collectively possess a broad range of real estate, finance and public company experience, as well as impressive track records of creating value for shareholders
»
Bill Stanley will remain interim Chairman and CEO until the new CEO and non-executive Chairman take office
»
Mr. Stanley is supported by ARCP’s capable and experienced senior management team
The Board of Directors retained Korn Ferry to conduct an extensive search to identify both a highly respected CEO and an independent, non-executive
Chairman of the Board
CEO and Non-Executive Chairman Search Update
BUSINESS UPDATE

www.arcpreit.com   |  NASDAQ: ARCP | © 2015 American Realty Capital Properties, Inc.

The Board of Directors will announce the Company’s new dividend policy later in 2015
»
Per the waivers and consents from the Company’s lenders, the Board cannot declare or pay a dividend on the Company’s common stock until the Company has delivered its required quarterly and annual financial statements and related officer’s and compliance certificates, all of which the
Company expects to deliver on or before March 31, 2015
»
The Board, working with the new CEO and management, will establish a common stock dividend, which is expected to be in line with net lease peers
»
When the dividend is reinstated, it is expected to be paid on a quarterly basis
Dividend expected to resume at a payout ratio in line with net lease peers
Dividend Policy
BUSINESS UPDATE

www.arcpreit.com   |  NASDAQ: ARCP | © 2015 American Realty Capital Properties, Inc.

Pending investigations and private civil actions
»
Investigations commenced by the SEC, DOJ and the Commonwealth of Massachusetts
»
The Company and the Audit Committee are cooperating fully with these investigations
»
1 consolidated securities class action currently pending in New York Federal Court, 1 securities class action currently pending in Maryland Federal Court, and 2 securities actions on behalf of individual investors currently pending in New York Federal Court
»
The Company intends to defend these actions vigorously
»
1 consolidated derivative action pending in New York Federal Court, 2 derivative actions pending in Maryland State Court, and 1 derivative action pending in New York State Court
»
The Company intends to defend these actions vigorously
Managing and evaluating the legal landscape is an important priority for the
Company
Legal Landscape
BUSINESS UPDATE

Third Quarter 2014 Results BUSINESS UPDATE

www.arcpreit.com   |  NASDAQ: ARCP | © 2015 American Realty Capital Properties, Inc.
2014 Third Quarter Highlights
Operating Results
All prior year amounts are restated, and FFO and AFFO are shown using the gross method
»
Reported consolidated revenue of $457.1 million, an increase of $361.9 million over prior year period, which includes $59.8 million of revenue from the Cole Capital segment
»
Reported a net loss of $(280.4) million, which includes a $256.9 million loss primarily due to the multi-tenant portfolio held for sale at September 30, 2014, compared to a net loss of $(80.2) million in the prior year period
»
Reported consolidated FFO of $0.21 per diluted share and AFFO of $0.26 per diluted share, compared to FFO of $(0.07) per diluted share and AFFO of $0.28 per diluted share in the prior year period
»
Acquired $2.3 billion of real estate in the quarter with a cash cap rate of 7.7%, including the $1.7 billion Red Lobster® sale-leaseback transaction
1
»
With proceeds from the line of credit, repaid $199.1 million of debt, with an average maturity of 5.9 years and a weighted average interest rate of 6.5%, and $316.1 million of Series D Preferred
»
Raised $260.8 million of capital on behalf of the Cole Capital® managed REITs, bringing the year-
to-date-total as of September 30, 2014, to approximately $1.3 billion
»
Invested $1.1 billion in 228 properties on behalf of the Cole Capital managed REITs
Q3 2014 HIGHLIGHTS
Data as of 9/30/14 unless otherwise noted. Data and comparisons reflect restated financials. 1) The overall sale-leaseback transaction consisted of 522 Red Lobster restaurants and 20 other branded restaurant properties.

www.arcpreit.com   |  NASDAQ: ARCP | © 2015 American Realty Capital Properties, Inc.
Key Subsequent Events
»
On October 17, 2014, the Company completed the previously announced sale of its multi-tenant portfolio for approximately $1.9 billion to a Blackstone-DDR joint venture and entered into an LOI to sell five additional properties for $52.8 million, for total sale proceeds of $2.0 billion, with approximately $1.2 billion of net proceeds used to reduce leverage by paying down the Company’s line of credit
»
Acquired $27.4 million of real estate assets for ARCP from 10/1/14 through 12/31/14
»
Approximately $3.2 billion outstanding under the Company’s credit facility as of 12/31/14
»
On December 4, 2014, issued a press release announcing that the Company had entered into a settlement agreement with RCS Capital Corporation (“RCS Capital”) that resolved the dispute over the sale of Cole
Capital to RCS Capital in which the Company received $60.0 million from RCS Capital to terminate the
Equity Purchase Agreement and all related agreements and documents
»
On January 29, 2015, the Company announced that Cole Corporate Income Trust, Inc. (“CCIT”) had successfully closed its previously announced merger with and into a wholly-owned subsidiary of Select
Income REIT (“SIR”)
SUBSEQUENT EVENTS

($ in thousands, except share and per share data)	Three Months Ended 3/31/2014 (As Restated)	Three Months Ended 6/30/2014 (As Restated)	Three Months Ended 9/30/2014	Nine Months Ended 9/30/2014
Revenues				
Real estate revenue	$ 266,897	$ 344,956	$ 397,321	$ 1,009,174
Cole Capital revenue	54,257	37,222	59,797	151,276
Total revenues	$ 321,154	$ 382,178	$ 457,118	$ 1,160,450
Net loss attributable to the Company	$ (291,444)	$ (54,720)	$ (280,398)	$ (626,562)
Net loss attributable to common stockholders per share – diluted	$ (0.58)	$ (0.10)	$ (0.35)	$ (0.94)
Weighted average shares outstanding - basic	547,470,457	815,406,408	902,096,102	756,289,984
Funds from Operations (FFO) - Gross Method[2]				
Total Company	$ (144,804)	$ 156,967	$ 195,798	$ 207,961
FFO per common share - diluted	$ (0.24)	$ 0.18	$ 0.21	$ 0.26
Real estate segment	$ (135,182)	$ 167,441	$ 194,712	$ 226,971
FFO per common share - diluted	$ (0.23)	$ 0.19	$ 0.21	$ 0.28
Cole Capital segment	$ (9,622)	$ (10,474)	$ 1,086	$ (19,010)
FFO per common share - diluted	$ (0.02)	$ (0.01)	$ 0.00	$ (0.02)
Adjusted Funds From Operations (AFFO) - Gross Method[2]				
Total Company	$ 114,772	$ 185,934	$ 244,549	$ 545,255
AFFO per common share - diluted	$ 0.19	$ 0.21	$ 0.26	$ 0.68
Real estate segment	$ 108,664	$ 168,188	$ 214,991	$ 491,843
AFFO per common share - diluted	$ 0.18	$ 0.19	$ 0.23	$ 0.61
Cole Capital segment	$ 6,108	$ 17,746	$ 29,558	$ 53,412
AFFO per common share - diluted	$ 0.01	$ 0.02	$ 0.03	$ 0.07
Weighted average shares outstanding – Gross Method - diluted	598,622,385	868,019,525	947,066,357	805,845,774
EBITDA[2]	$ (17,291)	$ 290,547	$ 79,877	$ 353,133
Normalized EBITDA[2]	$ 195,603	$ 312,131	$ 363,942	$ 871,676

American Realty Capital Properties

www.arcpreit.com   |  NASDAQ: ARCP | © 2015 American Realty Capital Properties, Inc.

Summary Financial Results
1
Q3 2014 FINANCIAL RESULTS
1) The Summary Financial Results amounts and per share amounts are derived from the Company’s Quarterly Report on Form 10-Q for the period ended 9/30/2014 and Quarterly Report on Form 10-Q/A for the period ended 6/30/2014. 2) FFO, AFFO, EBITDA and Normalized EBITDA are non-GAAP financial measures. See “About the Data” for a description of our non-GAAP financial measures and accompanying
Supplemental Financial Information for GAAP reconciliations.

www.arcpreit.com   |  NASDAQ: ARCP | © 2015 American Realty Capital Properties, Inc.

2014 Financial Considerations
2014 FINANCIAL CONSIDERATIONS
»
The Company previously announced on October 29, 2014 that
all of its financial statements and all financial communications for the year ended December 31, 2013 and quarters ended
March 31, 2014 and June 30, 2014 could no longer be relied
upon.
»
Financial statement users should consider the following items related to 2014:
•
Subsequent to September 30, 2014, the Company sold its $1.9
billion multi-tenant portfolio and has experienced a significant decrease in Cole Capital equity raise levels, acquired $27.4 million of real estate in Q4 2014 and will own the $2.3 billion of properties acquired in Q3 2014 for the full Q4 2014.
•
Furthermore, as the Company completes its procedures related to its financial statements for the year ended December 31, 2014, it is evaluating the carrying value of its intangible assets related to Cole Capital, the carrying value of certain real estate assets, and potential legal reserves, which may result in impairment charges or reserves.  In accordance with the Company’s FFO
and AFFO calculation methodology (see About the Data on
Pages 32-33), any such charges would be deducted from FFO,
but may be added back for AFFO.
Key Information as of 12/31/2014 (unaudited):
Shares outstanding -
diluted
(in thousands)
929,282
$2.2 Billion
$4.0 Billion
Estimated Cole Capital
AUM
$8.6 Billion
Cash NOI (unaudited):
Q3 2014 real estate Cash
NOI
1
(in thousands)
$332,779
1) Cash NOI is a non-GAAP financial measure. See “About the
Data” for additional information and a reconciliation of Cash NOI for
Q3 2014.
2) Excluding Cole Real Estate Investments merger.
Revolving line of credit
balance
2014 acquisitions on
balance sheet
2

ARCP is a Strong, Well-Capitalized Leader in the Net Lease Industry BUSINESS UPDATE

ConAgra Foods
Food you love

CVS/pharmacy

FedEx
Ground

American Realty Capital Properties

www.arcpreit.com   |  NASDAQ: ARCP | © 2015 American Realty Capital Properties, Inc.
ARCP Is a Strong, Well-Capitalized Net Lease REIT
ARCP is a leading net lease REIT:
»
Total enterprise value of $20.1 billion
»
Established hybrid business model with Cole Capital®
»
Stable, predictable real estate cash flows
»
Experienced real estate professionals and leadership team
»
4,714 properties, with 1,222 tenants in 42 industries located across 49 states
»
44.8% of the tenants are investment-grade rated
»
Weighted average remaining lease term of 11.5 years
»
Weighted average debt maturity of 5.1 years, with a weighted average interest rate of 3.2%
COMPANY OVERVIEW
All data as of 9/30/14, inclusive of multi-tenant portfolio, unless otherwise noted for the ARCP balance sheet. 1) Pro forma for the multi-tenant portfolio sold to a Blackstone-DDR JV on 10/17/2014. See Page 26 for a calculation of total enterprise value. 2) The Company’s properties are also located in the District of Columbia, Puerto Rico and Canada. 3) Tenants are considered investment-grade rated based on ratings of the major credit ratings agencies and may reflect the credit rating of the parent company or a guarantor.
1
2
3

American Realty
Capital Properties
COLE
CAPITAL

American Realty Capital Properties

www.arcpreit.com   |  NASDAQ: ARCP | © 2015 American Realty Capital Properties, Inc.

Established Hybrid Business Model
COMPANY OVERVIEW
$20.1 B
Enterprise Value
Income NAV CCPT V CCIT II
Open Funds
TICs and DSTs CCPT IV
Closed Funds
$7.7B in Assets
Single-Tenant Retail
»
2,080 Properties
»
31,950,429 SF
»
49 States
Office & Industrial
»
330 Properties
»
57,103,292 SF
»
43 States
Restaurants
»
2,181 Properties
»
11,106,650 SF
»
47 States
4
Multi-Tenant Retail
5
»
85 Properties
»
12,925,924 SF
»
26 States
CCIT
All data as of 9/30/14, inclusive of multi-tenant
portfolio, unless otherwise noted.
1) Pro forma for the multi-tenant portfolio sold to a
Blackstone-DDR JV on 10/17/2014. See Page 26 for a
calculation of total enterprise value. 2) Based on the
aggregate gross book value of real estate assets owned
within each of the Cole Capital sponsored non-traded REITs
and programs as of 9/30/2014, excluding unconsolidated
joint ventures. 3) Sold to Select Income REIT on 1/29/2015
and owned $2.6B of assets (net of amortization and
depreciation) as of 9/30/2014. 4) Additional properties in the
District of Columbia, Puerto Rico and Canada. 5) Sold 73
properties on 10/17/14 to Blackstone-DDR joint venture.
2
1
3

www.arcpreit.com   |  NASDAQ: ARCP | © 2015 American Realty Capital Properties, Inc.

Market-leading net lease REIT
ARCP-Owned Real Estate Portfolio
PORTFOLIO OVERVIEW
As of 09/30/2014
Pro Forma Excluding
Multi-Tenant
Portfolio¹
Properties 4,714 4,641
Total Square Feet 113.8 million 102.5 million
Annualized Base Rent $1.52 billion $1.37 billion
Occupancy 99.2% 99.5%
Average Remaining Lease Term (by
Rent)
11.5 years 12 years
Investment Grade (by Rent)
4
45% 46%
Number of Tenants 1,222 799
Number of Industries 42 42
Number of States
5
49 49
Top 10 Tenant Concentration (by Rent) 30% 33%
1) Amounts are as of 9/30/2014 as adjusted to remove the effect of the multi-tenant portfolio sold to a Blackstone-DDR JV on 10/17/2014. 2) Annualized base rent represents the average annual base rental income over the respective lease term, including adjustments for rent concessions or abatements, if any. 3) Occupancy is based on square feet. 4) Tenants are considered investment-grade rated based on ratings of the major credit ratings agencies and may reflect the credit rating of the parent company or a guarantor. 5) The Company’s properties are also located in the District of Columbia, Puerto Rico and Canada.
3
2

www.arcpreit.com   |  NASDAQ: ARCP | © 2015 American Realty Capital Properties, Inc.

Highly diversified by property type, industry, credit and tenant
Portfolio Diversification
PORTFOLIO OVERVIEW
Tenant % SLR
S&P
Rating
Red Lobster
10.5% B-
CVS pharmacy
3.5% BBB+
Walgreens
3.0% BBB
Dollar General
2.3% BBB-
Family Dollar
2.2% BBB-
FedEx
2.1% BBB
Albertson’s
1.6% B
PetSmart
1.6% BB+
AT&T
1.6% A-
GSA
1.6% AA+
Top 10
Tenants
30.0%
65.3%
Retail and
Restaurants
13.7% Industrial/
Distribution
21% Office
Industry % SLR
Casual Dining Restaurants
17.3%
Quick Service Restaurants
8.5%
Manufacturing
8.4%
Pharmacy
7.4%
Discount Retail
7.1%
Grocery/Supermarket
4.7%
Banking/Finance
4.6%
Home & Garden Retail
4.1%
Professional Services
3.9%
Insurance
2.7%
Top 10 Industries
68.7%
Data as of 09/30/2014 (inclusive of multi-tenant portfolio). 1) Based on straight line rent (SLR)
Property Type
1
1
1

50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
2014
2015
2016
2017
2018
2019
2020
2021
2022
Therafter

100%
95%
90%
85%
80%
75%
70%
65%
60%
55%
50%
Q4-2012
Q1-2013
Q2-2013
Q3-2013
Q4-2013
Q1-2014
Q2-2014
Q3-2014

American Realty Capital Properties

www.arcpreit.com   |  NASDAQ: ARCP | © 2015 American Realty Capital Properties, Inc.

Lease Expirations and Portfolio Occupancy
Lease Expirations
PORTFOLIO OVERVIEW
Consistent Occupancy Levels
11.5
Years
Current W.A.L.T.
99.2%
Current Occupancy
Data as of 9/30/14, inclusive of multi-tenant portfolio. 1) Based on straight-line rent (SLR). 2) Based on occupied square feet.
1
2

www.arcpreit.com   |  NASDAQ: ARCP | © 2015 American Realty Capital Properties, Inc.

Key Balance Sheet Metrics and Capital Structure
CAPITALIZATION TABLE
1)  Pro forma for the  sale of the multi-tenant portfolio to Blackstone-DDR venture on October 17, 2014. 2) Based on a stock price of $9.81 as of February 27, 2015.  Reflects common shares outstanding as of September 30, 2014. 3)
Normalized  EBITDA represents annualized third quarter 2014 normalized EBITDA as reported in a Form 8-K filed with the SEC on March 2, 2015. Pro forma Normalized EBITDA includes a reduction of approximately $137M of EBITDA related to the sale of the multi-tenant portfolio. 4) Fixed Charge Coverage represents normalized EBITDA divided by interest expense, scheduled mortgage principal amortization and preferred stock dividends for Series F perpetual preferred stock. 5) Liquidity as of September 30, 2014 represents LOC capacity of $4,650M less outstanding balance of $4,259M plus cash and cash equivalents of $144M.  Effective December 23, 2014 and per the Current Report on
Form 8-K filed December  30, 2014, permanent combined capacity is reduced to $3,600M. As of 12/31/14 the related outstanding balance was $3,184M.
44%
Common
Equity
Pro Forma Capitalization
Secured Debt 36%
Senior Unsecured Notes 24%
Revolving Credit Facility 20%
Unsecured Term Loan 10%
Convertible Notes 10%
Leverage  Metrics ($ millions) 09/2014 Pro Forma
1
Net Debt/Enterprise Value 54% 51%
Net Debt/Normalized EBITDA
3
8.1x 7.7x
Weighted Avg. Interest Rate 3.2% 3.3%
Fixed Charge Coverage
4
3.0x 3.0x
Liquidity
5
$536 $616
Capitalization ($ millions) 09/2014 Pro Forma
1
Equity Capitalization
2
$8,854 $8,854
Series F Preferred $1,071 $1,071
Secured Debt $4,285 $3,743
Unsecured Term Loan 1,000 1,000
Unsecured Credit Facility 3,259 2,129
Unsecured Notes 2,550 2,550
Convertible Debt 1,000 1,000
Total Unsecured Debt $7,809 $6,679
Total Debt $12,094 $10,422
Cash and Equivalents 145 145
Net Debt $11,949 $10,277
Enterprise Value $21,874 $20,202
Total Capitalization $22,019 $20,346
1

www.arcpreit.com   |  NASDAQ: ARCP | © 2015 American Realty Capital Properties, Inc.

Manageable debt maturity profile with minimal near-term maturities
Pro Forma Debt Maturity Profile – Pro Forma
1
DEBT MATURITY
1) Pro forma for the sale of the multi-tenant portfolio to Blackstone-DDR venture on October 17, 2014; for the 9/30/14 Debt Maturity Profile, see the Q3 2014 Supplemental Information. 2) Represents $48M secured term loan.
Figures shown in millions
»
Pro Forma weighted average debt term is 5.2 years
0.5%
1.4%
2.2%
16.6%
38.1%
9.8%
6.7%
3.9%
3.1%
3.7%
11.2%
2.9%
0.0%
20.0%
40.0%
2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Thereafter
$54
$143
$229
$436
$203
$271
$296
$409
$320
$366
$669
$299
$1,300
$750
$500
$3,129
$598
$403
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Thereafter
Convertible Notes Senior Credit Facility
Unsecured Notes Mortgages
Other (2)

www.arcpreit.com   |  NASDAQ: ARCP | © 2015 American Realty Capital Properties, Inc.

Commitment to Cole Capital®:
Our Premier Sponsor of Non-Traded REITs
COLE CAPITAL
Annual Capital Raise
1
($ in millions)
1) Source: Robert A. Stanger & Co., Inc.; Does not include DRIP; Cumulative capital raise for all Cole Capital offerings. 2) Cumulative capital for three active offerings as of 12/31/14.
$1,029
$969
$1,443
$1,324 $1,267
$3,568
$1,315
0
1,000
2,000
3,000
4,000
2008 2009 2010 2011 2012 2013 2014
Strong business with a long, successful track
record
»
Founded in 1979, Cole Capital has raised over $12.9
billion in equity and invested over $18.9 billion in real
estate assets in 8 non-traded REITs during the past
10 years
»
Per Robert Stanger, Cole Capital is the only sponsor
that has ranked in the Top 4 in capital raising each of
the past 7 years
with a total market share of 14%
during that period
»
No association with former ARCP or RCS Capital
management
»
Maintains a strong team of tenured industry leaders
»
Consistent record of raising capital and delivering
value to its investors
ARCP is committed to returning Cole Capital to
prior levels of success and earnings power to
generate value for shareholders
»
With the filing of ARCP’s financial statements, Cole
Capital is immediately turning its attention to
normalizing relationships with broker-dealers and
clearing firms
»
Emphasizing original operating model
»
Cole Capital has three active non-traded REITs
currently raising equity, with $555.8 million raised and
$9.4 billion available to be raised
»
Cole Capital delivered $0.07 of AFFO per share
during the nine months ended September 30, 2014
1
2

BUSINESS UPDATE Summary

www.arcpreit.com   |  NASDAQ: ARCP | © 2015 American Realty Capital Properties, Inc.

»
The Audit Committee conducted a thorough and independent investigation of accounting concerns
»
The Company restated certain previously issued financial statements contained in its 2013 Annual
Report on Form 10-K and its first and second quarter 2014 Quarterly Reports on Form 10-Q, and filed its Quarterly Report on Form 10-Q for the third quarter of 2014
»
Put in place new senior leadership team following the resignations of former members of management and ended all direct relationships with former Executive Chairman
»
Anticipates completing the search for a new Chief Executive Officer and non-executive Chairman of the Board of Directors in the near term
»
Will satisfy the consent and waiver from lenders under its credit agreement
1
»
Expects to regain compliance with NASDAQ listing standards
»
Positioning Cole Capital to rebuild transaction volumes  and capital raising, and resume normalized activities
»
Taking steps to materially enhance ARCP’s corporate governance and financial controls
»
The Board and the Company’s new senior leadership team have demonstrated an ongoing commitment to establishing a culture of compliance, integrity and transparency
The Board of Directors acted swiftly and decisively in response to the accounting concerns reported to the Audit Committee in September 2014
Key Takeaways
KEY TAKEAWAYS
1) Based on other conditions being satisfied as outlined in press release issued on 12/24/14.
ARCP continues to be a strong, well-capitalized leader in the net lease REIT industry.

About the Data BUSINESS UPDATE

www.arcpreit.com   |  NASDAQ: ARCP | © 2015 American Realty Capital Properties, Inc.

About the Data
ABOUT THE DATA
Description of Funds From Operations and Adjusted Funds From
Operations –
apparent from net income. However, FFO and Adjusted Funds From Operations
(“AFFO”), as described below, should not be construed to be more relevant or accurate than the current U.S. GAAP methodology in calculating net income or in its applicability in evaluating our operating performance. The method utilized to evaluate the value and performance of real estate under U.S. GAAP should be construed as a more relevant measure of operational performance and considered more prominently than the non-GAAP FFO and AFFO measures and the adjustments to
U.S. GAAP in calculating FFO and AFFO.
We consider FFO and AFFO useful indicators of the performance of a REIT.
Because FFO calculations exclude such factors as depreciation and amortization of real estate assets and gains or losses from sales of operating real estate assets
(which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), they facilitate comparisons of operating performance between periods and between other REITs in our peer group.
Accounting for real estate assets in accordance with U.S. GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered the presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.
Changes in the accounting and reporting promulgations under GAAP (for acquisition fees and expenses from a capitalization/depreciation model to an expensed-as-
incurred model) that were put into effect in 2009 and other changes to GAAP accounting for real estate subsequent to the establishment of NAREIT's definition of
FFO have prompted an increase in cash-settled expenses, specifically acquisition fees and expenses for all industries as items that are expensed under GAAP, that are typically accounted for as operating expenses. Management believes these fees and expenses do not affect our overall long-term operating performance. While certain companies may experience significant acquisition activity, other companies may not have significant acquisition activity and management believes that excluding costs such as merger and transaction costs and acquisition related costs from property operating results provides useful information to investors and provides information that improves the comparability of operating results with other companies who do not have significant merger or acquisition activities. AFFO is not equivalent to our net income or loss as determined under GAAP, and AFFO may not be a useful measure of the impact of long-term operating performance if we continue to have such activities in the future.
Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate
Investment Trusts, Inc. ("NAREIT"), an industry trade group, has promulgated a measure known as funds from operations ("FFO"), which we believe to be an appropriate supplemental measure to reflect the operating performance of a
REIT. The use of FFO is recommended by the REIT industry as a supplemental performance measure. FFO is not equivalent to our net income or loss as determined under generally accepted accounting principles in the United States
("U.S. GAAP").
We define FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of
NAREIT, as revised in February 2004 (the "White Paper"). The White Paper
defines FFO as net income or loss computed in accordance with U.S. GAAP, excluding gains or losses from sales of property but including asset impairment write downs, plus depreciation and amortization, after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO. Our FFO calculation complies with NAREIT's policy described above.
The historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time, especially if such assets are not adequately maintained or repaired and renovated as required by relevant circumstances and/or is requested or required by lessees for operational purposes in order to maintain the value disclosed. We believe that, since real estate values historically rise and fall with market conditions, including inflation, interest rates, the business cycle, unemployment and consumer spending, presentations of operating results for a REIT using historical accounting for depreciation may be less informative. Historical accounting for real estate involves the use of U.S. GAAP. Any other method of accounting for real estate such as the fair value method cannot be construed to be any more accurate or relevant than the comparable methodologies of real estate valuation found in U.S. GAAP. Nevertheless, we believe that the use of FFO, which excludes the impact of real estate related depreciation and amortization, provides a more complete understanding of our performance to investors and to management, and when compared year over year, reflects the impact on our operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses, and interest costs, which may not be immediately

www.arcpreit.com   |  NASDAQ: ARCP | © 2015 American Realty Capital Properties, Inc.
About the Data
ABOUT THE DATA
We exclude certain income or expense items from AFFO, that we consider more reflective of investing activities, other non-cash income and expense items and the income and expense effects of other activities that are not a fundamental attribute of our business plan. These items include unrealized gains and losses, which may not ultimately be realized, such as gains or losses on derivative instruments, gains or losses on contingent valuation rights, gains and losses on investments and early extinguishment of debt. In addition, by excluding non-cash income and expense items such as amortization of above and below market leases, amortization of deferred financing costs, straight-line rent and non-cash equity compensation from AFFO we believe we provide useful information regarding income and expense items which have no cash impact and do not provide liquidity to the company or require capital resources of the company. By providing AFFO, we believe we are presenting useful information that assists investors and analysts to better assess the sustainability of our ongoing operating performance without the impacts of transactions that are not related to the ongoing profitability of our portfolio of properties. We also believe that AFFO is a recognized measure of sustainable operating performance by the REIT industry. Further, we believe AFFO is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies that are not as involved activities which are excluded from our calculation. Investors are cautioned that AFFO should only be used to assess the sustainability of our operating performance excluding these activities, as it excludes certain costs that have a negative effect on our operating performance during the periods in which these costs are incurred.
In addition, we exclude certain interest expenses related to securities that are convertible to common stock as the shares are assumed to have converted to common stock in our calculation of weighted average common shares-fully diluted. As the Company's convertible notes have a cash or stock settlement option and the Company has the ability and intent to settle its convertible notes in cash, the interest expense related to our convertible notes have not been excluded from AFFO, and accordingly, the shares are not assumed to have converted to common stock in our calculation of weighted average common shares-fully diluted.
In calculating AFFO, we exclude expenses, which under GAAP are characterized as operating expenses in determining operating net income. These expenses are paid in cash by us, and therefore such funds will not be available to distribute to investors. All paid and accrued merger and acquisition fees and certain other expenses negatively impact our operating performance during the period in which expenses are incurred or properties are acquired and will have negative effects on returns to investors, the potential for future distributions, and cash flows generated by us, unless earnings from operations or net sales proceeds from the disposition of other properties are generated to cover the purchase price of the property and certain other expenses. Therefore, AFFO may not be an accurate indicator of our operating performance, especially during periods in which mergers are being consummated or properties are being acquired or certain other expense are being incurred. AFFO that excludes such costs and expenses would only be comparable to companies that did not have such activities. Further, under GAAP, certain contemplated non-cash fair value and other non-cash adjustments are considered operating non-cash adjustments to net income in determining cash flow from operating activities. In addition, we view fair value adjustments as items which are unrealized and may not ultimately be realized. We view both gains and losses from fair value adjustments as items which are not reflective of ongoing operations and are therefore typically adjusted for when assessing operating performance. Excluding income and expense items detailed above from our calculation of AFFO provides information consistent with management's analysis of the operating performance of the properties.
Additionally, fair value adjustments, which are based on the impact of current market fluctuations and underlying assessments of general market conditions, but can also result from operational factors such as rental and occupancy rates, may not be directly related or attributable to our current operating performance.
By excluding such changes that may reflect anticipated and unrealized gains or losses, we believe AFFO provides useful supplemental information.
As a result, we believe that the use of FFO and AFFO, together with the required
U.S. GAAP presentations, provide a more complete understanding of our performance relative to our peers and a more informed and appropriate basis on which to make decisions involving operating, financing and investing activities.
FFO and AFFO are non-GAAP financial measures and do not represent net income as defined by U.S. GAAP. FFO and AFFO do not represent cash flows from operations as defined by U.S. GAAP, are not indicative of cash available to fund all cash flow needs and liquidity, including our ability to pay distributions, and should not be considered as alternatives to net income, as determined in accordance with U.S. GAAP, for purposes of evaluating our operating performance. Other REITs may not define FFO in accordance with the current
NAREIT definition (as we do) or may interpret the current NAREIT definition differently than we do and/or calculate AFFO differently than we do.
Consequently, our presentation of FFO and AFFO may not be comparable to other similarly titled measures presented by other REITs.
Description of Funds From Operations and Adjusted Funds From
Operations –
Continued

www.arcpreit.com   |  NASDAQ: ARCP | © 2015 American Realty Capital Properties, Inc.

About the Data
EBITDA and Normalized EBITDA
Normalized EBITDA as disclosed represents EBITDA, or earnings before interest, taxes, depreciation and amortization, modified to include other adjustments to GAAP net income for merger expenses which are considered non-recurring and gains/losses in real estate and derivatives which are not considered fundamental attributes of the
Company’s business plans and do not affect the Company’s overall long-term operating performance.  The Company excludes these items from Normalized EBITDA as they are not the primary drivers in the Company’s decision making process. In addition, the Company’s assessment of the Company’s operations is focused on long-
term sustainability and not on such non-cash items, which may cause short term fluctuations in net income but have no impact on cash flows. The Company believes that Normalized EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of the Company’s business segments, although it does not represent net income that is computed in accordance with GAAP. Therefore,
Normalized EBITDA should not be considered as an alternative to net income or as an indicator of the Company’s financial performance. The Company uses Normalized
EBITDA as one measure of its operating performance when formulating corporate goals and evaluating the effectiveness of the Company’s strategies. Normalized
EBITDA may not be comparable to similarly titled measures of other companies.
GAAP Reconciliations
Reconciliations of net income to FFO, AFFO and Normalized EBITDA are provided in the Supplemental Financial Information for the third quarter of 2014 furnished to the
SEC on Form 8-K.
ABOUT THE DATA
NOI and Adjusted NOI
Net Operating Income (“NOI”) is a non-GAAP performance measure used to evaluate the operating  performance of a real estate company.  NOI represents rental and other property income and tenant  reimbursement income less property operating expenses. NOI excludes income from discontinued
operations, interest expense, depreciation and amortization, general and administrative expenses, merger related compensation and merger and acquisition related expenses. Adjusted NOI excludes the  impact of certain
GAAP adjustments to rental revenue, such as straight-line rent adjustments, amortization of above market intangible lease assets or the amortization of below market lease intangible liabilities.  It is management’s view that NOI and
Adjusted NOI provide investors  relevant and useful information because it reflects only income and operating expense items that are incurred at the property level and presents them on an unleveraged basis.  NOI and Adjusted
NOI should not be considered as an alternative to net income. Further, NOI and Adjusted NOI may not be comparable to similarly titled measures of other companies. Please see below for a reconciliation of net income to NOI and
Adjusted NOI.
NOI GAAP Reconciliation - For Reporting
In $000's                                                        3 Months Ended
September 30, 2014
Rental Income - as Reported
365,713
Operating Expense Reimbursements - as Reported
30,983
Property Operating - as Reported
(40,977)
GAAP NOI
355,719
Adjustments:
Straight Line Rent
(24,871)
Above / Below Market Rent
1,931
Cash NOI
332,779